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                                                                    EXHIBIT 10.5

                                BEC FUNDING LLC,

                                 AS NOTE ISSUER

                              THE BANK OF NEW YORK,

                 IN ITS SEPARATE CAPACITY AS CERTIFICATE TRUSTEE

                        THE BANK OF NEW YORK (DELAWARE),

                  IN ITS SEPARATE CAPACITY AS DELAWARE TRUSTEE,

                 MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1,

                              AS CERTIFICATE ISSUER

                                       AND

                    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

                               ACTING JOINTLY WITH

            MASSACHUSETTS HEALTH AND EDUCATIONAL FACILITIES AUTHORITY

                                   AS SETTLORS

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                           FEE AND INDEMNITY AGREEMENT

                           DATED AS OF [      ], 1999
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         FEE AND INDEMNITY AGREEMENT dated as of [       ], 1999 (as amended or
restated from time to time, the "Agreement"), among THE BANK OF NEW YORK (DELAWARE), in its separate capacity as Delaware Trustee (the "Delaware Trustee") under the Declaration of Trust (the "Declaration of Trust"), dated as
of [       ], 1999, the Massachusetts Development Finance Agency and the
Massachusetts Health and Educational Facilities Authority (collectively herein, the "Agencies"), acting jointly pursuant to Chapter 164 of the Massachusetts Acts of 1997 (the "Statute") as Settlors under the Declaration of Trust, MASSACHUSETTS RRB SPECIAL PURPOSE TRUST BEC-1, as Certificate Issuer (the "Certificate Issuer" or the "Trust"), THE BANK OF NEW YORK, in its separate capacity as Certificate Trustee (the "Certificate Trustee") under the Certificate Indenture (the "Certificate Indenture") of even date herewith, and BEC Funding LLC, as Note Issuer (the "Note Issuer") under the Note Indenture (the "Note Indenture") of even date herewith. All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Certificate Indenture.

         Section 1. Payment of Fees and Expenses of Certificate Trustee; Authorized Agents.

         (a) Subject to Section 4 hereof, the Note Issuer hereby covenants and agrees to pay to the Certificate Trustee (or any successor trustee) from time to time reasonable compensation for its services under the Certificate Indenture and to reimburse it for its expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection therewith, it being understood that the Certificate Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The Certificate Trustee shall have a lien against the transition property Transition Property to secure payment of such amounts to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such amounts to the Certificate Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

         (b) Subject to Section 4 hereof, the Note Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its expenses incurred in connection with such service, it being understood that no Authorized Agent shall have any recourse against the Agencies or against the Trust Property Notes or the payments thereon and proceeds thereof, for payment of such amounts. The appointment of any Authorized Agent shall be subject to the approval of the Agencies and the Note Issuer.

         (c) In addition, subject to Section 4 hereof, the Note Issuer covenants and agrees to reimburse the Certificate Trustee for any tax incurred other than through gross negligence, bad faith or willful misconduct on the part of the Certificate Trustee, arising out of or in connection with the acceptance or administration of the Trust Property under the Certificate Indenture (other than any tax attributable to the Certificate Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

         (d) Notwithstanding anything herein to the contrary, if the Certificate Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to the Certificate Trustee's compensation for services under the Certificate Indenture, the terms of such
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fee agreement shall control and the provisions of this Agreement shall not entitle the Certificate Trustee to greater compensation than that due and owing pursuant to such fee agreement.

         Section 2.  Payment of Fees and Expenses of Delaware Trustee.

         (a) The Note Issuer covenants and agrees to pay to the Delaware Trustee (or any successor trustee) from time to time reasonable compensation for its services under the Declaration of Trust and the Certificate Indenture and to reimburse it for its reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection therewith, it being understood that the Delaware Trustee shall have no recourse against the Agencies or against the Notes or the payments thereon and proceeds thereof, for payment of such amounts. The Delaware Trustee shall have a lien against the transition property Transition Property to secure payment of such amounts to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such amounts to the Delaware Trustee shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

         (b) In addition, subject to Section 4 hereof, the Note Issuer covenants and agrees to reimburse the Delaware Trustee for any tax incurred other than through gross negligence, bad faith or willful misconduct on the part of the Delaware Trustee, arising out of or in connection with the acceptance or administration of the Trust Property under the Declaration of Trust (other than any tax attributable to the Delaware Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

         (c) Notwithstanding anything herein to the contrary, if the Delaware Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to its compensation for services under the Declaration of Trust and the Certificate Indenture, the terms of such other fee agreement shall control and the provisions of this Agreement shall not entitle the Delaware Trustee to greater compensation than that due and owing pursuant to such fee agreement.

         Section 3.  Indemnity and Contribution.

         (a) The Note Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Delaware Trustee, the Certificate Trustee for itself and for the benefit of the Certificate holders, the Note Trustee for itself and for the benefit of the Note holders, the Trust, the Agencies and any of their respective affiliates, officers, directors, employees and agents (the "Indemnified Persons") from and against any and all losses, claims, actions, suits, taxes, damages, expenses (including, without limitation, legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation or termination of the Certificate Issuer, the execution, delivery or performance of the Declaration of Trust or the Certificate Indenture, as the case may be, or the transactions contemplated thereby, the failure of the Note Issuer or any other person (other than the person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that the Note Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the


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willful misconduct or gross negligence of such Indemnified Person. For purposes of this indemnification, the references to the "Agencies" shall include the Department of Administration and Finance of The Commonwealth of Massachusetts. The obligations of the Note Issuer to indemnify the Indemnified Persons as provided herein shall survive the termination of the Declaration of Trust, the termination, satisfaction or discharge of the Certificate Indenture and the resignation or removal of the Delaware Trustee or the Certificate Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. The Indemnified Persons shall have a lien against the Transition Property to secure payment of such Expenses to the extent provided in the Statute or the financing order issued pursuant thereto. The Note Issuer's obligations to make payments of such Expenses shall be subject to the priorities set forth in Section 8.02 of the Note Indenture.

         (b) If the indemnity provided in paragraph (a) of this Section 3 is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, the Note Issuer, on the one hand, and such Indemnified Person, on the other hand, agree to contribute to the aggregate Expenses to which the Note Issuer, on the one hand, and such Indemnified Person, on the other hand, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Note Issuer, on the one hand, and such Indemnified Person, on the other hand, respectively, from the offering of the Certificates and the Notes; provided, however, that in no case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Notes and the Certificates. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Note Issuer, on the one hand, and the Indemnified Person, on the other hand, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Note Issuer, on the one hand, and such Indemnified Person, on the other hand, respectively, in connection with the actions or omissions giving rise to such Expenses as well as any other relevant equitable considerations; provided, however, that in no case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Notes and the Certificates. The Note Issuer and the Indemnified Persons agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

         Section 4. Payment. All amounts owed by the Note Issuer to the Certificate Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies under the Declaration of Trust or the Certificate Indenture, as the case may be, shall be paid to the Certificate Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies, as appropriate, pursuant to the Declaration of Trust or the Certificate Indenture, as the case may be, or, if a fee agreement or fee schedule has been provided to the Note Issuer, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Indemnified Person Certificate Trustee, the Delaware Trustee, the Trust, any Authorized Agent or the Agencies, as appropriate,, until the Note Issuer is otherwise notified by the Certificate Trustee, the Delaware Trustee, the Trust, such Authorized Agent or such Agency; provided, however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, not later than 30 days following the selection of a successor Delaware Trustee pursuant to the provisions of Section 4.7 of the Declaration of Trust, the Note Issuer shall pay to the


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appropriate parties all amounts described in this Section 4 which have accrued through the date of selection of such successor Delaware Trustee; and, provided, further, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, each of the parties to this Agreement agrees that the Note Issuer's obligations to make payments to it shall be subject to the priorities set forth in Section 8.02 of the Note Indenture and the Note Issuer shall have no obligation to make any payment except to the extent consistent with Section 8.02 of the Note Indenture. The Note Issuer hereby irrevocably directs the Note Trustee to pay such amounts from monies on deposit in the Collection Account as provided pursuant to Section 8.02(d) of the Note Indenture.

         Section 5. Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, if to the Agencies, to:

                  Massachusetts Development Finance Agency
                           75 Federal Street
                           Boston, MA 02110
                  Attention:  General Counsel
                  Facsimile:  (617) 727-8741
                  Telephone: (617) 451-2477

                  and

                  Massachusetts Health and Educational Facilities Authority
                           99 Summer Street
                           10th Floor
                           Boston, MA 02110
                  Attention:  General Counsel
                  Facsimile:  (617) 737-8366
                  Telephone: (617) 737-8377


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         if to the Certificate Issuer (or the Trust), to:

                  The Bank of New York (Delaware), as Delaware Trustee for the Massachusetts RRB Special Purpose Trust BEC-1
                           c/o The Bank of New York
                           101 Barclay Street
                           Floor 12 East
                           New York, NY 10286
                  Attention:  Asset Backed Finance Unit
                  Facsimile:  (212) 815-5544
                  Telephone: (212) 815-5286

                  with copies to:

                  Massachusetts Development Finance Agency
                           75 Federal Street
                           Boston, MA 02110
                  Attention:  General Counsel
                  Facsimile:  (617) 727-8741
                  Telephone: (617) 451-2477

                  and

                  Massachusetts Health and Educational Facilities Authority
                           99 Summer Street
                           10th Floor
                           Boston, MA 02110
                  Attention:  General Counsel
                  Facsimile:  (617) 737-8366
                  Telephone: (617) 737-8377

         if to the Delaware Trustee, to:

                  The Bank of New York (Delaware)
                           c/o The Bank of New York
                           101 Barclay Street
                           Floor 12 East
                           New York, NY 10286
                  Attention:  Asset Backed Finance Unit
                  Facsimile:  (212) 815-5544
                  Telephone: (212) 815-5286


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         if to the Certificate Trustee, to:

                  The Bank of New York
                           101 Barclay Street
                           Floor 12 East
                           New York, NY 10286
                  Attention:  Asset Backed Finance Unit
                  Facsimile:  (212) 815-5544
                  Telephone: (212) 815-5286

         if to the Note Issuer, to:

                  BEC Funding LLC
                           800 Boylston Street, 35th Floor
                           Boston, Massachusetts 02199
                  Attention:  Treasurer
                  Facsimile: (617) 424-2605
                  Telephone: (617) 369-6000

         if to the Note Trustee, to:

                  The Bank of New York
                           101 Barclay Street
                           Floor 12 East
                           New York, NY 10286
                  Attention:  Asset Backed Finance Unit
                  Facsimile:  (212) 815-5544
                  Telephone: (212) 815-5286

         Section 6. Survival of Agreements. This Agreement shall terminate upon the termination of the Certificate Issuer and the payment and discharge of all Certificates; provided, however, that the agreements of the Note Issuer set forth in Sections 3 and 7 hereof shall survive the termination of this Agreement or the resignation or removal of the Delaware Trustee, the Certificate Trustee or the Note Trustee.

         Section 7. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, but subject to the Massachusetts Department of Transportation and Energy's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Transition Property pursuant to the Statute, the Agencies, the Certificate Issuer, the Delaware Trustee and the Certificate Trustee agree that they shall not, prior to the date which is one year and one day after the termination of the Note Indenture with respect to the Note Issuer, acquiesce, petition or otherwise invoke or cause the Note Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other


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similar official of the Note Issuer or any substantial part of the property of the Note Issuer, or ordering the winding up of the affairs of or the liquidation of the Note Issuer.

         Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10. Non-Consolidation. The parties hereby acknowledge and agree that the Note Issuer and Boston Edison Company shall not be substantively consolidated, and that Boston Edison Company shall have no liability or obligation of any kind with respect to this Agreement; provided, however, that this provision shall not be interpreted to relieve Boston Edison Company of its obligations to indemnify the Note Issuer pursuant to any other Basic Document, including without limitation with respect to amounts paid by the Note Issuer to persons indemnified by it under this Agreement, to the extent the Note Issuer would otherwise be entitled to indemnification with respect to such amounts under such other Basic Document.


                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the Agencies, the Delaware Trustee, the Certificate
Trustee and the Note Issuer have caused this Agreement to be duly executed by duly authorized officers, all as of the day and year first above written.

                                    MASSACHUSETTS DEVELOPMENT FINANCE AGENCY,
                                     as a Settlor


                                    By: ________________________________________
                                        Name:
                                        Title:



                                    MASSACHUSETTS HEALTH AND EDUCATIONAL
                                     FACILITIES AUTHORITY, as a Settlor


                                    By: ________________________________________
                                        Name:
                                        Title:



                                    THE BANK OF NEW YORK (DELAWARE),
                                    in its separate capacity as Delaware Trustee



                                    By: ________________________________________
                                        Name:
                                        Title:



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                    THE BANK OF NEW YORK,
                                    in its separate capacity as
                                    Certificate Trustee



                                    By: ________________________________________
                                        Name:
                                        Title:



                                    BEC FUNDING LLC,
                                    as Note Issuer



                                    By: ________________________________________
                                      Name:
                                     Title:




                                    MASSACHUSETTS RRB SPECIAL PURPOSE TRUST
                                    BEC-1

                                    By: THE BANK OF NEW YORK (DELAWARE),
                                        as Delaware Trustee



                                    By: ________________________________________
                                        Name:
                                        Title:


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